UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2013 (December 22, 2013)

Taminco Corporation

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-35875	45-4031468
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Windsor Plaza, Suite 411

7540 Windsor Drive

Allentown, Pennsylvania 18195

(Address of Principal Executive Offices, including Zip Code)

(610) 366-6730

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 22, 2013, Taminco BVBA (a wholly owned subsidiary of Taminco Corporation, the “Company”), entered into a share purchase agreement (the “Share Purchase Agreement”), pursuant to which it agreed to acquire the formic acid business (the “Business”) of Kemira Oyj (“Kemira”), for a transaction value of approximately EUR 140 million. The purchase price will be paid in cash.

Prior to the closing of the transaction, Kemira is required to undertake certain restructuring steps pursuant to which it will spin out certain assets of liabilities of the Business to a wholly owned subsidiary of Kemira Nederland Holding B.V. (a wholly owned subsidiary of Kemira, “Seller”, and such restructuring, the “Pre-Closing Restructuring”). The completion of the Pre-Closing Restructuring is a condition to the Company’s obligation to close the transaction.

The Share Purchase Agreement contains customary representations and warranties from the Seller to the Company, on the one hand, and from the Company to Seller, on the other hand.

The parties’ respective obligations to close the transaction are subject to customary conditions, including the completion of the Pre-Closing Restructuring, and the receipt of all regulatory approvals, in order to consummate the transactions contemplated by the Share Purchase Agreement.

The Share Purchase Agreement contains customary termination provisions, including termination by any party if the Closing has not occurred prior to February 28, 2014, which date is subject to extension under limited circumstances, including in connection with the failure to obtain certain antitrust approvals and the failure by Seller to complete the Pre-Closing Restructuring by such date.

The foregoing is a summary of the terms of the Share Purchase Agreement, and is qualified in its entirety by reference to the full text of the Share Purchase Agreement, a copy of which is attached as Exhibit 99.1, and is incorporated by reference herein.

ITEM 7.01 REGULATION FD DISCLOSURE.

On December 23, 2013 Taminco Corporation issued a press release announcing the entrance into the Share Purchase Agreement. The full text of the press release is furnished as Exhibit 99.2.

The information furnished in this Item 7.01 and the press release attached as Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description

99.1	Share Purchase Agreement, dated December 22, 2013.

99.2	Press release dated December 23, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAMINCO CORPORATION
Registrant

Date: December 27, 2013

	By:	/s/ Edward J. Yocum
	Name:	Edward J. Yocum
	Title:	Executive Vice President, General Counsel,
Chief Compliance Officer and Secretary